UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.C.  20549


                                 FORM  8-K/A

                            CURRENT  REPORT

   PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date  of  Report  (Date  of  earliest  event  reported):   April  7,  2000
                                                                ---------------

                         GoPublicNow.com,  Inc.

        (Exact  name  of  registrant  as  specified  in  its  charter)

                                 Delaware

             (State  or  other  jurisdiction  of  incorporation)


       033-05384                                          33-0886032
    ----------------                              ------------------------
 (Commission  File  Number)                (IRS  Employer  Identification  No.)

 5000  Birch  Street,  West Tower, Suite 4900, Newport Beach, CA  92660
--------------------------------------------------------------------------------
          (Address  of  principal  executive  offices)     (Zip  Code)

                                   (949)  752-2797
                                 -------------------------
              Registrant's  telephone  number,  including  area  code:

                        DermaRx  Corporation
                        c/o  Connolly  &  Halloran  PC
                        1121  Broadway,  Suite  202
                        Boulder,  CO  80302
                       (303)  440-7676
                       ---------------------------------
               (Former  name,  address  and  telephone  number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) Pursuant to an Acquisition Agreement (the "Acquisition Agreement") dated as of February 24, 2000 among DermaRx Corporation ("DMRX"), shareholders of DMRX holding a majority of the DMRX shares (the "Shareholders") and GoPublicNow.com, Inc., a Nevada corporation ("GPN-Nevada"), effective on April 6, 2000, GPN-Nevada was merged with and into DMRX and the separate corporate existence of GPN-Nevada ceased in a transaction referred to as a "reverse acquisition." Simultaneously with the merger, the name of DMRX was changed to GoPublicNow.com ("GPN" or the "Company"), and all the outstanding shares of common stock of GPN-Nevada were exchanged on a one-for-one basis for shares of common stock of the Company. Immediately prior to the merger, the common stock of DMRX was reduced by a one for five reverse stock split.

     Notice of the merger and the reverse stock split was sent to all of the shareholders of DMRX on a Schedule 14C information which was first mailed to shareholders on or about March 15, 2000.

     The Acquisition Agreement was adopted by the unanimous consent of the Board of Directors of GPN-Nevada and DMRX on February 24, 2000. A written consent of the shareholders of GPN-Nevada and DMRX was also adopted by the shareholders of those corporations on February 24, 2000. In accordance with SEC rules, after mailing the Schedule 14C information statement, the shareholder approval for DMRX was effective on April 5, 2000.

     Prior to the Acquisition Agreement, DMRX had 2,019,900 shares of common stock outstanding. At the time of the merger and subsequent to the reverse stock split, DMRX had 750,080 shares outstanding. By virtue of the merger, the shareholders of GPN-Nevada acquired 10,326,123 shares of the Company and consequently obtained majority control of the issued and outstanding common stock of the combined entities. The total issued and outstanding shares of the combined entities subsequent to the merger was 11,076,203 shares.

     The officers of GPN-Nevada continued as officers of GPN subsequent to the merger. See "Management" below. The officers, directors, and by-laws of GPN will continue without change.

     (b) The following table sets forth certain information regarding beneficial ownership of the common stock of GPN as of the date hereof by:

     each person or entity known to own beneficially more than 5% of the common stock;
     each  of  GPN's  directors;
     each of GPN's named executive officers; and all executive officers and directors of GPN as a group.




                                            Name and Address of     Amount and Nature of Beneficial   Percent of
Title of Class . . . . . . . . . . . . . .  Beneficial Owner (1)    Ownership                         Class (2)
------------------------------------------  ----------------------  --------------------------------  -----------

Common Stock . . . . . . . . . . . . . . .  Bruce A. Berman (3)                           8,000,000         72.2%
------------------------------------------  ----------------------  --------------------------------  -----------

Common Stock . . . . . . . . . . . . . . .  Marcus Hurlburt                                 500,000          4.5%
------------------------------------------  ----------------------  --------------------------------  -----------

Common Stock . . . . . . . . . . . . . . .  Eric Hopkins (4)                                      0          0.0%
------------------------------------------  ----------------------  --------------------------------  -----------

Common Stock . . . . . . . . . . . . . . .  Jeffrey M. Diamond (5)                            5,000            *
------------------------------------------  ----------------------  --------------------------------  -----------


Common Stock                                All Officers and Directors as a Group         8,505,000         76.8%
                                            (4 persons)

1. Unless otherwise referenced, the address for each of these shareholders is c/o GoPublicNow.com, Inc., 5000 Birch Street, West Tower, Suite 4900, Newport Beach, CA 92660.
2.     Based  on  a  total  of  11,076,203  shares  issued  and  outstanding.
3. Mr. Berman's shares are held by The Berman Family Trust but owned beneficially by Mr. Berman.
4. Does not include options to purchase 200,000 shares at $3.75 per share which are not presently exercisable.
5. Reflects options to purchase 5,000 shares at $3.75 per share. Does not include options to purchase 50,000 shares at $3.75 per share which are not presently exercisable.
*     Less  than  1%

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between the shareholders of DMRX, DMRX and GPN-Nevada.

     In evaluating GPN-Nevada as a candidate for the proposed acquisition, DMRX and its shareholders used criteria such as GPN-Nevada's proposed internet financial services business (as set forth more fully below under "Business") and other anticipated operations, and GPN-Nevada's and its principal's business name and reputation. DMRX and GPN-Nevada determined that the consideration for the merger was reasonable.

     (b) GPN as the combined entity intends to continue its historical businesses and proposed businesses as set forth more fully immediately below. The historical business and operations of DMRX shall no longer be continued by GPN.

                                  BUSINESS

     GoPublicNow.com ("GPN"), is a Nevada Corporation headquartered in Newport Beach, California. The Company was initially formed in December 1999 and began generating business in April 2000.

INDUSTRY

     The number of companies going public and requiring access to capital has significantly increased in recent years (see Industry Description and Trends below). There is also significant growth in the use of the Internet for offering efficient business-to-business commerce. GPN intends to offer a variety of financial consulting services targeted toward this market.

OPERATIONS  OVERVIEW

     When fully operational, GPN's operations will consist of three major components. First is a network of financial service providers that can satisfy many of the demands of companies desiring to go public or needing access to capital or GPN's advanced business services. Second is a unique, interactive web portal site that can serve as the conduit between the clients, the financial service providers and GPN, allowing benefits for all parties. Third, the Company effectively becomes an emerging growth company incubator.

REVENUE

     GPN intends to derive revenue from a number of sources. First, client companies that wish to become members of the site and access premium online content will pay a membership fee. Second, to the extent permissible under applicable regulations, the Company will be paid a small percentage (or finder's fee') for any business services that are placed through our site.
Third, the Company will receive an equity position in companies that become public in three years that are a member of GPN's site.

     The  Company's primary website will be www.gopublicnow.com.   GPN presently
                                            --------------------
owns  the following Internet URL's designed to protect the value of its website:

WWW.GOPUBLICNOW.COM
WWW.GOPUBLICNOW.NET
WWW.GOPUBLICNOW.ORG
WWW.2GOPUBLICNOW.COM
WWW.2GOPUBLICNOW.NET
WWW.2GOPUBLICNOW.ORG
WWW.4BUSINESSNOW.COM
WWW.4BUSINESSNOW.NET
WWW.4BUSINESSNOW.ORG
WWW.GOPUBLICNETWORK.COM
WWW.GOPUBLICNETWORK.NET

     GPN recognized the importance of protecting its intellectual property. Our legal counsel is in the process of seeking to register with the US Patent and Trademark Office for service marks for the following:

Go  Public
Go  Public  Now
Go  Public  Network

SERVICES  OFFERED

     GPN intends to offer a single source financing solution to any qualified business that wants to become public or obtain capital, as well as provide other related services to existing public companies.

     GoPublicNow.com will target companies that are seeking capital and intend to go public, as well as licensed investment bankers and brokers, etc that are interested in these types of companies.

     Specific web addresses will be targeted toward different audiences, however, with the exception of the front-end of the site, services will be equally available to all addresses.

     GPN  intends  to  offer  the  following  services:

     Free  Services
     --------------

     As a financial Internet portal site, provide free access to timely financial information in a customizable, easy-to-use format. This information may include some or all of the following:
-     Stock  quotes

     Stock  ticker
     Market  news
     Information about Going Public B i.e. IPO's, mergers, shell mergers, etc., including strategy, timing and costs.
     Information about different types of financial programs - i.e. private placements, secondary offerings, DPO's, Internet offerings, etc.

     The web site will also provide a unique interactive business questionnaire that will assess whether a candidate company has the potential to Go Public Now. If the candidate company is qualified through the questionnaire to go public in accordance with criteria determined by GPN, the site will notify GPN. If a candidate company does not meet minimum criteria necessary to become a public company, the site will explain its reasoning to the candidate company and will offer the candidate company the ability to contact GPN to discuss further options.

     Professional service providers, including accountants, attorneys, PR and IR firms, web site designers, etc., will be able to utilize the web site's referral service feature.

ALTHOUGH THESE FEATURES ARE FREE TO THE CLIENT, GPN (IN MOST CASES) WILL RECEIVE FEES FROM THE SERVICE PROVIDERS. (SEE PRICING STRATEGY).

     Premium  Services
     -----------------

     Listing companies and their financing needs for potential investment under appropriate regulatory guidelines on the website.

     Submitting  listed  companies  to investment sources that are registered on
     the   Company's  website  whose  financial  products  match  the  company's unique profile.

     Evaluating businesses and providing them with a strategy to prepare them for going public.

     Potential investment by a proprietary proposed incubator bridge/venture in select companies.

THE COMPANY INTENDS TO CHARGE FOR THESE PREMIUM SERVICES IN EXCHANGE FOR CASH AND STOCK. (SEE PRICING STRATEGY).


PRICING  STRATEGY

     GPN intends to develop a pricing strategy which derives revenues from member companies as well as from service providers.

     MEMBER  COMPANIES  WILL  BE  CHARGED  THE  FOLLOWING:
     -----------------------------------------------------

     $500  client  membership  fee  for  access  to  all  premium  services.

     3% equity interest in client company if client company is a start-up, 2% if client company is pre-IPO with less than $1 million in annual sales, and 1% if client company is pre-IPO with over $1 million in annual sales.

     Most Investment Bankers charge $25,000 to $50,000 initial fees for due diligence and expenses without guaranteeing a successful financing. GPN's $500 fee allows companies to access a wide variety of financial services at a fraction of the cost.

     SERVICE  PROVIDERS  WILL  BE  CHARGED  THE  FOLLOWING:
     ------------------------------------------------------

     Up  to  10%  of  fees  collected  by  PR  and  IR  firms.

     Up  to  10%  finder's  fee  for  web  design  services.

     Up  to  10%  fee  from  media  referrals.

     Banner  /  web  advertising  fees  to be determined under market conditons.

     These referral fees are relatively standard in the various industries. By combining financial services in a "one-stop-shop" format, the Company will potentially be in the position of being able to receive fees from a broad range of providers at the same time as well as obtaining favorable pricing for client companies.

QUALITY  CONTROL

     GPN's Management, based on years of combined investment experience, has developed a series of multiple choice questions and answers for GPN's interactive web site questionnaire. The questions are designed to analyze companies for listing on the GPN web site that meet the criteria generally necessary to become a public company, and to explain to companies that do not presently meet the criteria why they are not a candidate to GoPublicNow.com. GPN's screening process for reliable service providers has been developed from years of Management's experience providing like services.

MARKETING

     GPN intends to create a Web-enabled marketplace that targets companies seeking capital as well as investors, fund managers and other business services resources. By combining Management's experience in the corporate finance and IPO marketplace with the exponential growth of the Internet, GPN may provide a global network of clients with a comprehensive "one-stop-shop" for finding and utilizing financial business services. The Company is positioned to provide market leadership in this rapidly growing industry sector due to the Management team's background and track record of performance in the financial marketplace.

     GPN's operations will consist of two major components: first, a network of financial service providers with wide ranging experience in servicing the IPO marketplace; second, a unique, interactive website that serves as a value-added conduit between GPN and its clients, thus allowing both parties to communicate, collaborate and partner.

     A key component to the Company's launch strategy is to quickly build brand awareness for the GoPublicNow.com website through advertising, publicity and cross-promotional campaigns. GPN hopes to have a competitive advantage due to the following:

     Being early to market and establishing a commanding client base Maintaining high quality financial service providers
     Maintaining a broader range of financial service offerings than other sites Maintaining marketing to maximize web site awareness and traffic Utilizing economies of scale to reduce costs, increase margins, and negotiate  preferential  agreements

     In order to drive users to the Go Public web site, the Company plans to do the following:

     Utilize internet marketing via banner ads, link swapping, co-promotions, etc.
     Utilize traditional marketing programs such as business print ads and business radio ads.
     Attend Investment Banking and Business Development trade shows and conferences.
     Telemarket  to  investment  banking  firms  and  strategic  partners.
     Telemarket to and/or email follow-up on site visitors through database management.

     Market  Assessment  &  Analysis

     As much as $24 billion in fresh funding flowed from Venture Capital firms to startup companies in 1998, according to The National Association of Venture Capitalists. According to the Los Angeles Times, investors poured $65 billion into first time stock offerings in 1999. Twenty First Century Internet Venture Partners claims they receive approximately 1,600 business plans each year and are only able to fund no more than four or five of them. Due to GPN's potential resources, as well as the proposed online screening process, the Company could theoretically be able to relatively efficiently take those 1,600 or 7,550 business plans and shop them to multiple venture funds.

     International  Potential

     GPN recognizes that one of the greatest advantages of the Internet is to lower global boundaries and allow direct personal contact between individuals and businesses around the world. A key advantage of business-to-business financing over the Internet is that it removes layers of middlemen that traditionally exist in current international financing operations. GPN will be well positioned to assist international companies in accessing US capital. In the future, the Company expects to offer targeted services for international clients, and expects to have multiple versions of its web site online featuring foreign languages and personalized content for different countries and cultures.

REGULATORY  ISSUES

     The Company will be subject to state and federal regulation with respect to securities, as well as rules and regulations with respect to certain of the services it provides. In order to better resolve some of those regulatory issues, and to support the wide variety of services GPN plans to offer the companies, GPN intends to acquire or establish a NASD licensed broker/dealer. The Company's Management presently has the experience and licenses necessary to perform some broker/dealer services.

COMPETITION

     The market for capital and financing resources for emerging growth companies is intensely competitive. Additionally, the Company competes in an industry segment in which numerous competitors exist that have substantially greater resources than the Company. There are several companies that have a meaningful presence on the Internet to provide capital to emerging growth companies, such as Idealabs, Garage.com, and Twenty First Century Internet Venture Partners. There can be no assurance that existing or potential competitors of the Company will not develop products equal to or better than those marketed by the Company. Numerous smaller competitors also exist in this industry. They tend to be: (i) Specialized (and only offer one type of financing service); (ii) Traditional (non-Internet, face-to-face operators) or
(iii) Small scale B only able to accommodate a few clients each year. The Company does not anticipate directly competing with conventional financing sources. The Company intends to welcome any and all legitimate financing sources to participate in clients financing needs. The Company will receive a fee for any financing that comes through the GPN Network.

PROPERTIES

     GPN currently subleases 3,460 square feet at 5000 Birch St., West Tower, Suites 4600 and 4900, Newport Beach, CA 92660 at a cost of $8,650 per month.

EMPLOYEES

     GPN presently has 20 employees, of which 8 are in management. GPN believes its relations with its employees are good.

LIQUIDITY  AND  CAPITAL  RESOURCES

     Since inception, the Company has funded its capital requirements through funding from its founder and from private equity financing. As of April 17, 2000, the Company's sources of liquidity included cash of approximately $2.3 million.

     In December 1999 and January 2000, the Company funded its initial capital requirements through the sale of securities to private investors in a private bridge offering generating a total of $1.35 million. The bridge offering sold 541,800 units at $2.50 per unit, with each unit consisting of one share of common stock, one warrant to purchase one share of common stock at $7.50 per share and one warrant to purchase one share of common stock at $10.00 per share.

     Through April 2000 , the Company raised an additional $2.13 million via a private placement of approximately 569,000 Units at $3.75 per Unit, with each Unit consisting of one share of Common Stock, one Warrant to purchase one share of Common Stock at $7.50 per share, and one Warrant to purchase one share of Common Stock at $10.00 per share.

     The Company believes that proceeds from its bridge financing and private placement funds will be sufficient to cover working capital requirements for at least 12 months. Should revenue levels expected by the Company not be achieved, the Company would require additional financing during such period to support its operations, continued expansion of its business and acquisition of technologies. Such sources of financing could include capital infusions from strategic partners of the Company, additional equity financings or debt offerings. The Company has made no arrangements or commitments for such financing and there can be no assurance that the Company will be able to obtain such financing on satisfactory terms, if at all.

                       MARKET  FOR  GPN  SECURITIES

GPN's common stock is presently traded on the OTC Bulletin Board operated by Nasdaq under the symbol "GNOW". Prior to April 6, 2000, the Company's common stock traded under the symbol "DMRX". The following table sets forth the high and low closing prices for shares of GPN common stock for the periods noted, as reported by the National Daily Quotation Service and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.


                    CLOSING PRICES
YEAR . .PERIOD                               HIGH    LOW
----    ------                             -------  ------
2000    First quarter                      $  3.75  $ 0.08
        Second quarter (through April 18)  $  6.63  $ 0.75

1999    First quarter                      $ 67.38  $ 1.48
        Second quarter                     $ 24.90  $ 6.25
        Third quarter                      $  2.25  $ 0.75
        Fourth quarter                     $  3.12  $ 0.05

1998    Second quarter                     $ 29.78  $21.48
        Third quarter                      $ 32.72  $20.02
        Fourth quarter                     $ 21.48  $ 0.50


     On September 1, 1999, the Company effected a one for five reverse split of its Common Stock. Effective April 5, 2000, the Company effected an additional one for five reverse split of its Common Stock. The table above has been adjusted to reflect the cumulative effect of these splits.

     The number of beneficial holders of record of GPN common stock as of the date of the merger was approximately 300. Many of the shares of GPN's common stock are held in "street name" and consequently reflect numerous additional beneficial owners.

     In addition to freely tradeable shares, GPN has a minimum of 10,325,123 shares of common stock outstanding which could be sold pursuant to Rule 144 after completion of the appropriate holding period. In general, under Rule
144, subject to the satisfaction of certain other conditions, a person, including our affiliates, who has beneficially owned restricted shares of common stock for at least one year would become entitled to sell, in certain brokerage transactions, within any three-month period, a number of shares that does not exceed the greater of 1% of the total number of outstanding shares of the same class, or the average weekly trading volume during the four calendar weeks immediately preceding the sale. A person who presently is not and who has not been an affiliate for at least three months immediately preceding the sale and who has beneficially owned the shares of common stock for at least two years is entitled to sell such shares under Rule 144 without regard to any of the volume limitations described above.

                                MANAGEMENT

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of GPN who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer. Our executive officers are elected annually by the Board of Directors. Our directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

     Our  directors  and  executive  officers  are  as  follows:

     The Officers, Directors and Executive Management of the Company are as follows:

     Name                    Age          Positions
     ----                    ---          ---------

BRUCE  BERMAN                42           Founder,  President,
                                          Chief Executive Officer and  Chairman

ERIC  HOPKINS                45           Chief  Financial  Officer  and
                                          Treasurer

MARCUS  HURLBURT             40           Vice  President,  Broker  Relations

JEFFREY  M.  DIAMOND         34           Chief  Technical  Officer  and
                                          Secretary

     BRUCE BERMAN, first worked in the emerging growth finance industry, forming his first finance company at age 23. After generating substantial success and arranging a successful buyout of his finance company, Mr. Berman co-founded a renewable energy company in the mid 1980s. Mr. Berman then went on in 1994 to establish the Michelson Group, Inc., a corporate development firm that has successfully assisted companies in their quest to become public entities. Mr. Berman has decided to share and utilize his knowledge, skills and experience through his current innovation, GoPublicNow.com., which he founded in late 1999.

     ERIC HOPKINS, worked most recently as the Director of Finance for Unisys-PulsePoint Communications, a NASDAQ manufacturer of telecommunications products. At Unisys-PulsePoint, Hopkins focused his efforts in stockholder and lender relations, private equity placements, debt negotiation, and became a major participant in the company's acquisition by Unisys Corporation. Prior to his job at Unisys-PulsePoint, Mr. Hopkins served as the Chief Financial Officer at Tanknology Environmental International, a publicly traded environmental services company. Hopkins, a CPA, spent several years in public accounting in both large and small firms. He began his career with Motel 6 L.P., where he worked for more than twelve years in both finance and field operations. He graduated from Kent State University with a B.A. in accounting and obtained his MBA from Pepperdine University.

     MARCUS HURLBURT, is a Registered Securities Principal with a series 24, 7, 22 and 63 licenses. He has over 10 years of experience as an Investment Banker assisting emerging growth companies with corporate development and capital finance. Mr. Hurlburt has been the Executive Vice President and Branch Manager of the corporate headquarters and Director of Investment Banking for an Irvine based Broker Dealership in California.

     JEFFREY  M.  DIAMOND,  has  worked  as  an  Information  Technology  (IT)
professional since 1982. He founded a Southern California programming company that expanded into Local Area Networking (LAN) and Wide Area Networking (WAN) consulting services. After experiencing success in these endeavors, he left his firm to become the Director of Client Services for a major Novell Networking firm in Los Angeles. Continuing his IT career, Mr. Diamond maintained the positions of IT director for a premier Hilton Hotels Resort property as well as the position of the IT director for a Los Angeles area business law firm. In 1994, Mr. Diamond formed QuickNet, Inc., an Internet-centric Digital Engineering firms. In 1999, Jeff successfully negotiated the sale of QuickNet Corporation and its Intellectual Property holdings. Mr. Diamond, a UCI graduate, holds undergraduate degrees in both Computer Science and Political Science. He continued his formal education earning a Juris Doctor in law and is a licensed California attorney with an emphasis in business law and negotiation.

                      EXECUTIVE  COMPENSATION

     Bruce Berman, the Company's Founder, President and Chief Executive Officer, receives an annual salary of $120,000. When the Company's market capitalization reaches $140 million, his salary will be increased to $180,000 annually through 2000. Mr. Hurlburt receives a salary of $95,000 annually. The Company currently reimburses Management for expenses and costs associated with its operations and provides auto lease allowances to its officers.

     The Company has an employment agreement with Eric Hopkins, its Chief Financial Officer. Pursuant to that Agreement, Mr. Hopkins receives $100,000 in salary for his first year and $120,000 in salary for his second year. Mr. Hopkins also received options to purchase 200,000 shares of common stock at $3.75 per share. These options vest monthly over a two-year period.

     Jeffrey M. Diamond, Chief Technical Officer, receives a salary of $100,000 annually. He also received options to acquire 5,000 shares of Common Stock at $3.75 per share as a signing bonus and options to purchase an additional 50,000 shares of Common Stock at $3.75 per share which will vest on a pro rata monthly basis over a one-year period.

     The Company has not had a bonus, profit sharing or deferred compensation plan for the benefit of its employees, officers or directors.

                        DESCRIPTION  OF  SECURITIES

COMMON  STOCK

     The Company's Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock, $0.001 par value per share. The holders of each share of common stock (i) have equal rights to dividends from funds legally available therefore, when, as and if declared by the Company's Board of Directors, (ii) are entitled to share in all assets of the Company available for distribution, (iii) do not have pre-emptive, subscription or conversion rights and (iv) are entitled to one non-cumulative vote at all shareholder meetings.

     All shares of common stock now outstanding are fully paid for and non-assessable and all shares of common stock which are the subject of this Offering, when issued, will be fully paid for and non-assessable.

     Stockholders have no cumulative voting rights, which means that Stockholders owning more than 50% of the outstanding stock can vote to elect all directors. Accordingly, the remaining Stockholders would not be able to elect any of the Company's directors.

PREFERRED  STOCK

     The Company is authorized to issue up to 10,000,000 shares of Preferred Stock, par value $.001 per share. The preferred stock of the Company can be issued in one or more series as may be determined from time to time by the Board of Directors without further stockholder approval. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular. All series shall be alike except that there may be variation as to the following:
(1) the rate of distribution, (2) the price at and the terms and conditions on which shares shall be redeemed, (3) the amount payable upon shares for distributions of any kind, (4) sinking fund provisions for the redemption of shares, and (5) the terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion, and (6) voting rights except as limited by law. There is presently no preferred stock issued or outstanding.

COMMON  STOCK  DIVIDENDS

     The Company does not presently anticipate that it will pay dividends on its Common Stock at any time in the foreseeable future. The payment of dividends will depend, among other things, upon the earnings, assets, general financial condition, and other factors. In the event that the Company successfully completes a merger or acquisition as contemplated hereunder, the Management of the acquired company will, in all likelihood, have sole and exclusive authority to determine whether Common Stock dividends will be paid thereafter.

                               RISK  FACTORS

     DEVELOPMENT STAGE COMPANY. The Company is a development stage enterprise, as defined by generally accepted accounting principles. The Company was incorporated in December 1999 and has generated nominal revenue to date. Its primary activities to date have been capital formation, the development of its web page and marketing research. The Company's success is dependent upon the successful development and marketing of its financial network through the internet, as to which there is no assurance. Unanticipated problems, expenses and delays are frequently encountered in establishing a new business and developing new products. These include, but are not limited to, lack of consumer acceptance, competition, product development, and inadequate sales and marketing. The failure of the Company to meet any of these conditions would have a materially adverse effect upon the Company and may force the Company to reduce or curtail operations. No assurance can be given that the Company can or will ever operate profitably.

     FUTURE CAPITAL NEEDS. To date the Company has relied on funding from its founder, from bridge financing and from the proceeds of a private placement to fund operations. The Company raised gross proceeds of approximately $3.5 million in its private placements. To date, the Company has generated nominal revenue and the Company has limited cash liquidity and capital resources. The Company's future capital requirements will depend on many factors, including the Company's ability to market its web site successfully, cash flow from operations, and competing market developments. The Company's business plan requires additional funding beyond its present resources. Consequently, although the Company currently has no specific plans or arrangements for financing, the Company intends to raise additional funds subsequent to this Offering through private placements, public offerings or other financings. Any equity financings would result in dilution to the Company's then-existing stockholders. Sources of debt financing may result in higher interest expense. Any financing, if available, may be on terms unfavorable to the Company. If adequate funds are not obtained, the Company may be required to reduce operations. The Company anticipates that its existing capital resources, together with the net proceeds of this Offering, will be adequate to satisfy its operating expenses and capital requirements for twelve months.

     REGULATION IN THE SECURITIES AND MERGERS AND ACQUISITIONS INDUSTRY. The industry in which the Company intends to operate is subject to extensive regulation on the federal, state and local levels. Among other regulations, Company securities offerings are subject to rules and regulations of the Securities and Exchange Commission and State "blue sky" authorities. The Company believes that it will be required to structure its operations and fee structures in accordance with applicable state and federal securities laws.
There can be no assurance as to what, if any, future actions such legislative and regulatory authorities may take or the effect thereof on the industry or the Company.

     COMPETITION. The market for capital and financing resources for emerging growth companies is marked by numerous small, as well as large, competitors. Additionally, the Company competes in an industry segment in which numerous competitors exist that have substantially greater resources than the Company. There are several companies that have a meaningful presence on the Internet to provide capital to emerging growth companies such as Idealabs, Garage.com, and Twenty First Century Internet Venture Partners. There can be no assurance that existing or potential competitors of the Company will not develop products equal to or better than those marketed by the Company. The Company does not anticipate directly competing with conventional financing sources. The Company intends to welcome any and all legitimate financing sources to participate in its clients financing needs.

     INTERNET RELATED RISKS. The Company is subject to federal, state, and local laws concerning the conduct of business on the Internet. Today, there are relatively few laws specifically directed towards online services. However, due to the increasing popularity and use of the Internet and online services, it is possible that laws and regulations will be adopted with respect to the Internet or online services. These laws and regulations could cover issues such as online contracts, user privacy, freedom of expression, pricing, fraud, content and quality of products and services, taxation, advertising, intellectual property rights and information security. Applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of these laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

     DEPENDENCE ON MANAGEMENT. The Company's success depends, to a significant extent, upon certain key employees and directors, including primarily Bruce A. Berman. The loss of services of one or more of these employees could have a material adverse effect on the business of the Company. In addition, the Company has a substantial need for additional qualified management and marketing personnel. The Company believes that its future success will also depend in part upon its ability to attract, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in attracting and retaining such personnel. Competition for such personnel is intense. The Company does not maintain a policy of key man life insurance on any employees.

     PROTECTION OF PROPRIETARY INFORMATION. Currently, the Company does not hold patents or trademarks on any of its names, products or processes under development. The Company is presently seeking trademark protection of certain of its names and logos. The Company treats its technical data as confidential and relies on internal nondisclosure safeguards, as well as on laws protecting trade secrets, to protect its proprietary information. There can be no assurance that these measures will adequately protect the confidentiality of the Company's proprietary information or that others will not independently develop products or technology that are equivalent or superior to those of the Company. The Company may receive in the future communications from third parties asserting that the Company's products infringe the proprietary rights of third parties. There can be no assurance that any such claims would not result in protracted and costly litigation, having a materially adverse and negative effect on the Company and its financial results.

     DIFFICULTY OF PLANNED EXPANSION; MANAGEMENT OF GROWTH. The Company plans to expand its level of operations. The Company's operating results will be adversely affected if net sales do not increase sufficiently to compensate for the increase in operating expenses caused by this expansion. In addition, the Company's planned expansion of operations may cause significant strain on the Company's management, technical, financial and other resources. To manage its growth effectively, the Company must continue to improve and expand its existing resources and management information systems and must attract, train and motivate qualified managers and employees. There can be no assurance, however, that the Company will successfully be able to achieve these goals. If the Company is unable to manage growth effectively, its operating results will be adversely affected.

     CONTROL  BY  OFFICERS  AND  DIRECTORS.  The  officers  and directors of the
Company beneficially own or control 8,500,000 shares of the Company's outstanding Common Stock, or 76.8% of the issued and outstanding Common Stock. As a result, such persons may be able to elect a majority of the Company's Board of Directors, to dissolve, merge, or sell the assets of the Company, and to direct and control the Company's operations, policies and business decisions. See "Principal Stockholders."

     LACK OF DIVIDENDS. The Company does not intend to declare or pay any dividends on its outstanding shares of Common Stock in the foreseeable future.

     THE SECURITIES ENFORCEMENT AND PENNY STOCK REFORM ACT OF 1990; RISKS OF LOW-PRICED STOCKS. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. The Commission has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Such exceptions include any equity security listed on Nasdaq and any equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operation for three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or (iii) average annual revenue of at least $6,000,000, if such issuer has been in continuous operation for less than three years. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith.

     SHARES ELIGIBLE FOR FUTURE SALE. Approximately 10,326,123 of the Company's Common Stock are "restricted securities," and under certain circumstances may, in the future, be sold in compliance with Rule 144 adopted under the Securities Act. In general, under Rule 144, subject to the satisfaction of certain other conditions, a person, including an affiliate of the Company, who has beneficially owned restricted shares of Common Stock for at least one year is entitled to sell, in certain brokerage transactions, within any three-month period, a number of shares that does not exceed the greater of 1% of the total number of outstanding shares of the same class, or if the Common Stock is quoted on Nasdaq or a stock exchange, the average weekly trading volume during the four calendar weeks immediately preceding the sale. A person who presently is not and who has not been an affiliate of the Company for at least three months immediately preceding the sale and who has beneficially owned the shares of Common Stock for at least two years is entitled to sell such shares under Rule 144 without regard to any of the volume limitations described above.

     AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK. The Company's Articles of Incorporation authorize the issuance of up to 100,000,000 shares of Common Stock. The Company's Board of Directors has the authority to issue additional shares of Common Stock and to issue options and warrants to purchase shares of the Company's Common Stock without shareholder approval. Future issuance of Common Stock could be at values substantially below the Offering Price in the Offering and therefore could represent further substantial dilution to investors in the Offering. In addition, the Board could issue large blocks of voting stock to fend off unwanted tender offers or hostile takeovers without further shareholder approval.

     AUTHORIZATION OF PREFERRED STOCK. The Company's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of Preferred Stock in one or more series. The Company's Board of Directors has the authority to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares. The Board of Directors is also authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

     FORWARD LOOKING STATEMENTS AND ASSOCIATED RISKS. This Form 8-K contains certain forward-looking statements, including among others: (i) the projected sales growth of the Company's products; (ii) anticipated trends in the Company's financial condition and results of operations; (iii) the Company's business strategy and (iv) the Company's ability to distinguish itself from its current and future competitors. These forward-looking statements are based largely on the Company's current expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward-looking statements. In addition to the other risks described elsewhere in this "Risk Factors" discussion, important factors to consider in evaluating such forward-looking statements include: (i) changes to external competitive market factors or in the Company's internal budgeting process which might impact trends in the Company's results of operations; (ii) anticipated working capital or other cash requirements; (ii) changes in the Company's business strategy or an inability to execute its strategy due to unanticipated changes in the industry; and (iv) various competitive factors that may prevent the Company from competing successfully in the marketplace. In light of these risks and uncertainties, many of which are described in greater detail elsewhere in this "Risk Factors" discussion, there can be no assurance that the events predicted in forward-looking statements contained in this Form 8-K will in fact, transpire.

IN ADDITION TO THE FOREGOING RISKS, BUSINESSES ARE OFTEN SUBJECT TO RISKS THAT ARE NOT FORESEEN OR FULLY APPRECIATED BY MANAGEMENT. POTENTIAL INVESTORS SHOULD KEEP IN MIND THAT OTHER IMPORTANT RISKS COULD ARISE.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     As  of  the  date  of  the  Merger,  Paul  C.  Roberts,  Certified  Public
Accountant, the independent accountant previously engaged as the principal accountant to audit the financial statements of DermaRx Corporation was terminated. As of the same date, the firm of Miller & McCollom was engaged as the independent accountant for the DermaRx Corporation for the year ended February 29, 2000 and the firm of Corbin & Wertz was engaged as the independent accountant for GoPublicNow.com for the period ended March 31, 2000.

     The audit reports of Paul C. Roberts on the financial statements of DermaRx Corporation did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The decision to change accountants was approved by the board of directors of the Company. During DermaRx Corporation's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7(a).  FINANCIAL  STATEMENTS


                                            GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                               CONSOLIDATED FINANCIAL STATEMENTS

                                                                  MARCH 31, 2000

                                                                            WITH

                                            INDEPENDENT AUDITORS' REPORT THEREON



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



Board  of  Directors
GoPublicNow.com,  Inc.


We have audited the accompanying consolidated balance sheet of GoPublicNow.com, Inc. and subsidiary, (a development stage company) (the "Company") as of March 31, 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the period from December 2, 1999 (date of inception) through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2000, and the results of their operations and their cash flows for the period from December 2, 1999 (date of inception) through March 31, 2000 in conformity with generally accepted accounting principles.






                                                      CORBIN  &  WERTZ


Irvine,  California
May  9,  2000

                                            GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                      CONSOLIDATED BALANCE SHEET



ASSETS                                                                MARCH 31, 2000


Current assets:
  Cash and cash equivalents                                              $2,763,677
  Marketable equity securities                                              271,681
                                                                         -----------
    Total current assets                                                  3,035,358

Property and equipment, net of accumulated depreciation of $1,970            55,528

Capitalized web site development cost                                        97,736

Other assets                                                                 16,499
                                                                         -----------

                                                                         $3,205,121
                                                                         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses                                  $   80,807

Deferred revenue                                                            259,466
                                                                         -----------

    Total liabilities                                                       340,273
                                                                         -----------

Commitments and contingencies

Stockholders' equity:
  Preferred stock, $0.001 par value; 10,000,000 shares authorized;
    no shares outstanding                                                         -
  Common stock, $0.001 par value; 50,000,000 shares authorized;
    10,219,472 shares issued and outstanding (including 551,672 shares
     committed but not issued)                                               10,220
  Additional paid-in capital                                              3,198,065
  Deferred compensation                                                     (17,187)
  Accumulated other comprehensive income                                     17,715
  Deficit accumulated during the development stage                         (343,965)
                                                                         -----------
    Total stockholders' equity                                            2,864,848
                                                                         -----------

                                                                         $3,205,121
                                                                         ===========


                                            See independent auditors' report and
                         accompanying notes to consolidated financial statements

                                            GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                            CONSOLIDATED STATEMENT OF OPERATIONS





                                                               DECEMBER 2, 1999
                                                               (DATE OF INCEPTION)
                                                                   THROUGH
                                                               MARCH 31, 2000


Net revenues                                                   $               -
                                                               ------------------

Operating expenses:
  Employee compensation                                                  126,232
  Selling, general and administrative expenses                           224,293
                                                               ------------------
    Total operating expenses                                             350,525
                                                               ------------------

Operating loss                                                          (350,525)

Other income (expense):
  Interest income                                                          7,360
                                                               ------------------

Loss before provision for taxes                                         (343,165)

Provision for taxes                                                          800
                                                               ------------------

Net loss                                                                (343,965)

Other comprehensive income - unrealized gain on marketable
  equity securities, net of tax of $0                                     17,715
                                                               ------------------

Comprehensive loss                                             $        (326,250)
                                                               ==================

Basic and diluted net loss per common share                    $           (0.04)
                                                               ==================

Basic and diluted weighted average common  shares outstanding          9,521,819
                                                               ==================


                                            See independent auditors' report and
                         accompanying notes to consolidated financial statements

                                            GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                  CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000






                                                                                                         Deficit
                                                                                         Accumulated     Accumulated
                                                                 Additional                Other         During The   Total
                                               Common Stock      Paid-in     Deferred    Comprehensive   Development  Stockholders'
                                           Shares         Amount  Capital    Compensation   Income         Stage        Equity
Balance, December 2, 1999 (date
  of inception)                                 -        $     -     $      -  $      -       $     -        $      -   $        -

Founders' capital contribution on
  December 3, 1999                      8,775,000           8,775      (8,275)        -             -               -          500

Estimated fair market value of 201,000
shares of common stock issued to
 employees on  December 3, 1999           201,000             201      50,049   (17,187)            -               -       33,063

Sale of 541,800 shares of common stock
  at $2.50 per share  on December
   10, 1999  through January 17, 2000,
     net of offering costs of $87,050
      (including 150,000 shares
       issued to consultants and
        finders)                          691,800             692   1,266,758         -             -               -    1,267,450

Sale of 551,672 shares of common stock
  at $3.75 per share on January 18,
   2000  through March 31,  2000,
     net of offering  costs of
      $187,343                            551,672             552   1,880,875         -             -               -    1,881,427

                                      F-4

                                            GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                  CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000




Estimated fair market value of
 warrants  granted to consultant                -               -       8,658         -             -               -        8,658

Unrealized gain on marketable equity
 securities                                     -               -           -         -        17,715               -       17,715

Net loss                                        -               -           -         -             -        (343,965)    (343,965)
                                       ----------         -------  -----------  ---------      -------       ---------  -----------

Balance, March 31, 2000                10,219,472         $10,220  $3,198,065  $(17,187)      $17,715       $(343,965)  $2,864,848
                                       ==========         =======  ==========  =========      =======       ==========  ===========

                                            See independent auditors' report and
                         accompanying notes to consolidated financial statements

                                            GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                            CONSOLIDATED STATEMENT OF CASH FLOWS


                                          DECEMBER 2, 1999
                                               (DATE OF
                                             INCEPTION)
                                               THROUGH
                                           MARCH 31, 2000



Cash flows from operating activities:

  Net loss                                                                                            $      (343,965)
  Estimated fair market value of vested common stock granted to employees                                      33,063
  Estimated fair market value of warrants granted to consultant
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation                                                                                                1,970
    Write-off of property and equipment                                                                        12,000
    Changes in operating assets and liabilities:
      Other assets                                                                                            (16,499)
      Accounts payable and accrued expenses                                                                    80,807
      Deferred revenue                                                                                          5,500
                                                                                                      ----------------

  Net cash used in operating activities                                                                      (218,466)
                                                                                                      ----------------

Cash flows from investing activities:
  Purchases of property and equipment                                                                         (69,498)
  Costs incurred to develop web site                                                                          (97,736)
                                                                                                      ----------------

  Net cash used in investing activities                                                                      (167,234)
                                                                                                      ----------------

Cash flows from financing activities:
  Founders' capital contribution                                                                                  500
  Proceeds from the sale of common stock, net of offering
    costs of $274,393                                                                                       3,148,877
                                                                                                      ----------------

  Net cash provided by financing activities                                                                 3,149,377
                                                                                                      ----------------

Net increase in cash                                                                                        2,763,677

Cash at beginning of period                                                                                         -
                                                                                                      ----------------

Cash at end of period                                                                                 $     2,763,677
                                                                                                     ================

Supplemental disclosure of cash flow information:
  Cash paid during the period for:
    Interest                                                                                         $             -
                                                                                                    ================
    Income taxes                                                                                     $             -
                                                                                                    ================

Supplemental disclosure of non-cash investing and financing activities:
  During the period ended March 31, 2000, the Company received 180,000 shares of restricted common stock from a public company for services to be rendered, valued at $253,966 (see Note 1).

                                            See independent auditors' report and
                         accompanying notes to consolidated financial statements

                                          GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000


NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  PRINCIPLES
-------------------------------------------------------------------------------

Organization  and  Operations
-----------------------------

GoPublicNow.com, Inc. (a development stage company) ("GPN" or the "Company"), was incorporated on December 2, 1999 according to the laws of Nevada. The Company has been in the development stage since its inception. During the development stage, the Company is primarily engaged in raising capital, obtaining financing, developing its web site, advertising and marketing the Company, and administrative functions. The Company intends to provide a web site dedicated to helping their customers grow and obtain financing for their business ventures.

Principles  of  Consolidation
-----------------------------

The consolidated financial statements include the accounts of the Company and GoBizNow.com, a majority owned and a non-operating subsidiary in the development stage. All significant intercompany balances and transactions have been eliminated in consolidation.

Risks  and  Uncertainties
-------------------------

The Company is a start-up company subject to the substantial business risks and uncertainties inherent to such an entity, including the potential risk of business failure.

The Company has a loss of $343,965 for the period from December 2, 1999 (date of inception) through March 31, 2000 and an accumulated deficit of $343,965 as of March 31, 2000. Management believes that its positive cash balance of $2,763,677 and revenues generated from new contracts subsequent to March 31, 2000 will be sufficient to funds its operations, capital expenditures, working capital requirements and web site development costs for the next twelve months. There is no assurance the Company will be able to generate sufficient revenues or obtain sufficient funds when needed, or that such funds, if available, will be obtained on terms satisfactory to the Company.

Use  of  Estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000


NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  PRINCIPLES,
--------------------------------------------------------------------------------
CONTINUED
---------

Organizational  Costs
---------------------

The Company adopted Statement of Position No. 98-5 ("SOP 98-5"), "Reporting the Costs of Start-Up Activities." SOP 98-5 requires that all non-governmental entities expense the cost of start-up activities, including organizational costs as those costs are incurred. The effect of this pronouncement is reflected in the accompanying consolidated financial statements.

Fair  Value  of  Financial  Instruments
---------------------------------------

Financial  Accounting  Standards  Board  ("FASB")  issued Statement of Financial
Accounting Standards No. 107 ("SFAS 107"), "Disclosures About Fair Value of Financial Instruments." SFAS 107 requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amount of the Company's cash and cash equivalents, marketable securities, trade payables and accrued expenses approximates their estimated fair values due to the short-term maturities of those financial instruments.

Customer  Concentration
-----------------------

The Company will not be dependent on any single customer or group of customers for a significant portion of its annual sales. The Company's customer base will change on a continuous basis as new customers are added or removed.

Cash  and  Cash  Equivalents
----------------------------

For purposes of the statement of cash flows, cash and cash equivalents consist of demand deposits in banks with an initial maturity of 90 days or less.

Marketable  Securities
----------------------

Marketable securities consist of equity securities and are stated at fair market value. During the period from December 2, 1999 (date of inception) through March 31, 2000, the Company recorded marketable securities valued at $253,966 in consideration for future services from an unrelated party. Pursuant to the Statements of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," available for sale investments are to be recorded at their fair market value, with any unrealized gain or loss to be reported as other comprehensive income (loss) for the period ended. As of March 31, 2000, the Company determined the fair market value of the underlying marketable securities to be $271,681 and accordingly, reported an unrealized gain of $17,715 as other comprehensive income and cumulative unrealized gain for the period then ended.

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000

NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  PRINCIPLES,
--------------------------------------------------------------------------------
CONTINUED
---------

Property  and  Equipment
------------------------

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the useful life of three and seven years.
Depreciation  expense  for  the  period  ended  March  31,  2000  was  $1,970.

Betterments, renewals, and extraordinary repairs that extend the lives of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in current operations.

The telephone system originally purchased and installed during the period, was replaced shortly after March 31, 2000. Due to the fact that the original telephone system has no alternative use for the Company, and no salvage value, management has written-off the total cost of this telephone system of $12,000. This expense is reflected in the accompanying statement of operations as a selling, general and administrative expense.

Capitalized  Web  Site  Development
-----------------------------------

In March 2000, the Emerging Issues Task Force reached a consensus on Issue No. 00-2, "Accounting for Web Site Development Costs" ("EITF 00-2"). Pursuant to EITF 00-2, the Company has capitalized approximately $98,000 of web site development costs as of March 31, 2000. No amortization expense has been incurred as the web site was not operational at March 31, 2000.

Long-Lived  Assets
------------------

During 1995, the FASB issued Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of," which requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In accordance with the provisions of SFAS 121, the Company regularly reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Based on its analysis, the Company believes that no impairment of the carrying value on its long-lived assets exists at March 31, 2000. There can be no assurance however, that market conditions will not change or demands for the Company's services will continue which could result in impairment on long-lived assets in the future.

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000



NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  PRINCIPLES,
--------------------------------------------------------------------------------
CONTINUED
---------

Income  Taxes
-------------

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"), "Accounting for Income Taxes." Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Stock-Based  Compensation
-------------------------

The FASB issued Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation," which defines a fair value based method of accounting for stock-based compensation. However, SFAS 123 allows an entity to continue to measure compensation cost related to stock and stock options issued to employees using the intrinsic method of accounting prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees." Entities electing to remain with the accounting method of APB 25 must make pro forma disclosures of net income (loss), as if the fair value method of accounting defined in SFAS 123 had been applied. The Company has elected to account for its stock-based compensation to employees under APB 25.

Revenue  Recognition
--------------------

The Company will recognize revenue during the month in which services are provided and on a straight-line basis over the life of the membership dues received. On certain agreements, the Company will take an equity position in the client rather than a cash position, which the Company will record pursuant to SFAS 115 and record deferred revenue and recognize the revenue over the contract life, as defined. In addition, the agreements may contain a return of equity clause which specifies that if the Company does not satisfy the requirements of the agreement, as defined, the Company must return all equity instruments to its clients.

Advertising
-----------

Advertising costs are expensed as incurred. For the period from December 2, 1999 (date of inception) through March 31, 2000, no advertising costs have been incurred.

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000


NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  PRINCIPLES,
--------------------------------------------------------------------------------
CONTINUED
---------

Earnings  Per  Share
--------------------

The Company has adopted Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings Per Share." Under SFAS 128, basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares assumed to be outstanding during the period of computation. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because the Company has incurred net losses, basic and diluted loss per share are the same as additional potential common shares would be anti-dilutive.

Comprehensive  Income
---------------------

The Company has adopted Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income." SFAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The effect of SFAS 130 is reflected in the accompanying consolidated financial statements.

Segments  of  Business
----------------------

The Company has adopted Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosures about Segments of an Enterprise and Related Information" was issued. SFAS 131 changes the way public companies report information about segments of their business in their annual financial statements and requires them to report selected segment information in their quarterly reports issued to shareholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company currently operates in one segment, as disclosed in the accompanying statement of operations.

Recent  Accounting  Pronouncements
----------------------------------

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133 ("SFAS 133"), "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet at their fair value. This statement, as amended by SFAS 137, is effective for financial statements for all fiscal quarters to all fiscal years beginning after June 15, 2000. The Company does not expect the adoption of this standard to have a material impact on its results of operations, financial position or cash flows as it currently does not engage in any derivative or hedging activities.

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000

NOTE  2  -  PROPERTY  AND  EQUIPMENT
------------------------------------

Property  and  equipment  consist  of  the  following  as  of  March  31,  2000:

     Automobiles                  $     26,375
     Computers  and  equipment          18,731
     Furniture                          12,392
                                        ------
                                        57,498
     Less  accumulated  depreciation    (1,970)
                                        ------

                                  $     55,528
                                        ======

NOTE  3  -  STOCKHOLDERS'  EQUITY
---------------------------------

Preferred  Stock
----------------

The Company's articles of incorporation authorize up to 10,000,000 shares of $0.001 par value preferred stock. Shares of preferred stock may be issued in one or more classes or series at such time the Board of Directors determine. All shares of any series shall be equal in rank and identical in all respects. As of March 31, 2000, no preferred shares have been designated or issued.

Common  Stock
-------------

From the Company's date of inception to the period ended March 31, 2000, the Company had issued an aggregate of 8,775,000 shares of common stock to the founders for $500.

On December 3, 1999, the Company issued 201,000 shares of the Company's restricted common stock (valued at $50,250 based on the estimated fair value on date of grant) to employees. The shares are contingent upon employment and vest on various dates through December 2001. As of March 31, 2000, a total of 132,250 shares vested resulting in compensation expense of $33,063 being recognized for the period ended March 31, 2000.

On December 3, 1999, the Company issued 150,000 shares of the Company's restricted common stock to a third party for services rendered in connection with raising funds pursuant to PPM 1999.

On December 7, 1999, the Company executed a private placement memorandum ("PPM 1999") for the issuance of 541,800 shares for $1,354,500 ($2.50 per share), net of applicable commissions and offering costs (estimated at 6.5% of gross proceeds). As of March 31, 2000, 541,800 shares have been issued under this PPM 1999 at $2.50 per share for $1,267,450 (net of commissions and offering costs of $87,050). In addition, the Company issued warrants to purchase 541,800 shares of common stock at $7.50 per share and warrants to purchase 541,800 shares of common stock at $10 per share, which are exercisable for three years from the date of grant. The warrants were valued at $0 (based on Black-Scholes computation under SFAS 123).

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000


NOTE  3  -  STOCKHOLDERS'  EQUITY,  CONTINUED
---------------------------------------------

On January 18, 2000, the Company commenced a private placement memorandum ("PPM 2000") for a maximum offering of $2,250,000. Pursuant to PPM 2000, the Company may sell up to a maximum of 600,000 units at $3.75 per unit, where each unit consists of one share of the Company's common stock, one warrant to purchase one share of common stock at $7.50 per share and one warrant to purchase one share of common stock at $10 per share and are exercisable for three years from the date of grant. As of March 31, 2000, the Company sold but has not yet issued 551,672 shares of common stock for $1,881,427 (net of commissions and offering costs of $187,343) and warrants to purchase 1,103,344 shares of common stock which were valued at $0 (based on Black-Scholes computation under SFAS 123).

Stock  Options
--------------

From time to time, the Company may issue non-plan stock options pursuant to various agreements with other compensatory arrangements. Under the terms of various employment agreements with employees, the Company issued options to purchase 341,250 shares of the Company's common stock at exercise prices ranging from $0.25 per share to $3.75 per share (the estimated fair market value on the date of grant by the Company was $0.25 per share). The options vest over a two-year period from the date of grant and are exercisable through March 2010.

The following is a status of the stock options outstanding at March 31, 2000 and the changes during the period ended March 31, 2000.




                                                                                  WEIGHTED
                                                                                AVERAGE EXERCISE
                                                         OPTIONS                   PRICE
                                                      --------------          ------------------

     Balance,  December 2, 1999                                  -             $              -
      Granted                                              341,250                         3.30
                                                          --------              ---------------

      Balance, March 31, 2000                              341,250             $           3.30
                                                          ========            =================

      Exercisable, March 31, 2000                           17,320             $           2.59
                                                      ============            =================

      Weighted average fair value of options granted                           $           0.76
                                                                              =================

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000

NOTE  3  -  STOCKHOLDERS'  EQUITY,  CONTINUED
---------------------------------------------

76,250 of the options outstanding at March 31, 2000 have exercise prices ranging from $0.25 to $2.50 per share, a weighted average exercise price of $1.73 and a weighted average remaining contractual life of 9.8 years. 8,320 of these options are exercisable at March 31, 2000. 265,000 of these options outstanding have an exercise price of $3.75 per share, a weighted average exercise price of $3.75 and a weighted average remaining contractual life of 9.9 years. 9,000 of these options are exercisable at March 31, 2000.

SFAS  123  Pro  Forma  Information
----------------------------------

Pro forma information regarding net income (loss) is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of SFAS 123. The fair value for these options was estimated at the date of grant using the Black Scholes option pricing model with the following assumptions for the period ended March 31, 2000: risk free interest rate of 8.5%; dividend yield of 0%; expected life of the options of three years; and volatility factor of the expected market price of the Company's common stock of 0%.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the option vesting period. Adjustments are made for options forfeited prior to vesting. The effect on compensation expense and net loss had compensation cost for the Company's stock option issuances been determined based on fair value on the date of grant consistent with the provisions of SFAS 123 is as follows:

                                                 AS REPORTED          PRO FORMA
                                                 -----------          ---------

     Net  loss                               $     (343,965)     $     (354,272)
                                                   ========            ========

     Basic  and  diluted  loss  per  share   $       (0.04)      $       (0.04)
                                                     =====               =====

Warrants
--------

From time to time, the Company issues warrants pursuant to various agreements and other compensatory arrangements. Under the terms of various agreements with consultants, the Company issued warrants to purchase 20,125 shares of the Company's common stock at exercise prices ranging from $0.25 per share to $3.75 per share. The warrants vest in three months from the date of grant and are exercisable through February 2010. Under SFAS 123, $12,990 of consulting expense is to be recognized, of which $8,658 has been recognized as of March 31, 2000. In addition, the Company issued 2,186,944 warrants to various investors as part of various private placement memorandums (see Note 3).

The fair value of each warrant granted during the period ended March 31, 2000 is estimated using the Black-Scholes pricing model on the date of grant using the following assumptions: (i) risk free interest rate of 8.5%; (ii) dividend yield of 0%; (iii) expected life of the warrants of three years; and (iv) volatility of 0%.

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000



NOTE  3  -  STOCKHOLDERS'  EQUITY,  CONTINUED
---------------------------------------------

The following represents a summary of warrants outstanding for the period ended March 31, 2000:

                                               AS REPORTED          PRO FORMA
                                               -----------          ---------

     Balance,  December  2,  1999        $             -             $     -
          Granted                              2,207,069                8.72
                                               ---------                ----

     Balance,  March  31,  2000          $     2,207,069             $  8.72
                                               =========                ====

     Exercisable,  March  31,  2000            2,202,069                8.72
                                               =========                ====

     Weighted  average  fair value of warrants granted               $ 0.006
                                                                       =====


20,125 of the warrants outstanding at March 31, 2000 have exercise prices between $0.25 per share to $3.75 per share, with a weighted average exercise price of $2.86 and a weighted average remaining contractual life of 9.9 years. 15,125 of these warrants are exercisable at March 31, 2000. The remaining warrants have exercise prices between $7.50 per share and $10.00 per share, with a weighted average exercise price of $8.75 and a weighted average remaining contractual life of 2.95 years. All of these warrants are exercisable at March 31, 2000.

NOTE  4  -  INCOME  TAXES
-------------------------

The tax effects of temporary differences that give rise to deferred taxes at March 31, 2000 are as follows:

     Deferred  tax  asset:
          Net  operating  loss  carryforward                  $     113,000
          Expenses  recognized  for  granting  of
           options  and  warrants                                     3,400
                                                              -------------
          Total  gross  deferred  tax  asset                        116,400

     Less  valuation  allowance                                    (116,400)
                                                              --------------

          Net  deferred  tax  asset                           $           -
                                                              ==============


The valuation allowance increased by approximately $116,400 during the period ended March 31, 2000. No current provision for income taxes for the period ended March 31, 2000 is required, except for minimum state taxes, since the Company incurred losses during the period.

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000

NOTE  4  -  INCOME  TAXES,  CONTINUED
-------------------------------------

The provision for income taxes for the period ended March 31, 2000 differs from the amount computed by applying the U.S. Federal income tax rate of 34% to loss before income taxes as a result of the following:

     Computed  tax  benefit  at  federal  statutory  rate     $     (90,000)
     State  income  tax  benefit,  net  of  federal  effect         (17,000)
     Increase  in  valuation  allowance                             116,400
     Other,  net                                                     (8,600)
                                                              --------------

                                                              $         800
                                                              ==============

As of March 31, 2000, the Company had net operating loss carryforwards of approximately $90,000 and $23,000 for federal and state income tax reporting purposes, which expire in 2015 and 2005, respectively.

NOTE  5  -  RELATED  PARTY  TRANSACTIONS
----------------------------------------

The Company subleases its corporate and operations offices under a verbal agreement from a company under control of the majority stockholder. The amount of rent expense is passed through at cost to the Company. Rent expense was $25,113 for the period ended March 31, 2000.

NOTE  6  -  EARNINGS  PER  SHARE
--------------------------------

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations for the period ended March 31, 2000:

     Numerator  for  basic  and  diluted  earnings  per  share:
          Net  loss  charged  to  common  stockholders          $     (343,965)
          Denominator  for  basic  and  diluted  earnings
          per  share:
          Weighted  average  shares                                  9,521,819
                                                                 -------------

     Basic  and  diluted  earnings  per  share                  $        (0.04)
                                                                 ==============

                                           GOPUBLICNOW.COM, INC. AND SUBSIDIARY
                                                   (A DEVELOPMENT STAGE COMPANY)

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 2, 1999 (DATE OF INCEPTION)
                                                          THROUGH MARCH 31, 2000



NOTE  7  -  SUBSEQUENT  EVENTS
------------------------------

Merger
------

Pursuant to an acquisition agreement (the "Acquisition Agreement") Effective April 6, 2000, the Company ("GPN - Nevada") completed a transaction whereby it was merged with and into DermaRX Corporation ("DMRX") and the separate corporate existence of GPN-Nevada ceased. The transaction was recorded as a "reverse acquisition" (the "Merger") where GPN-Nevada was considered to be the accounting acquiror as it retained control of DMRX after the merger. Simultaneously with the Merger, the name DMRX was changed to GoPublicNow.com ("GPN"), and all the outstanding shares of common stock of GPN - Nevada were exchanged on a one-for-one basis for shares of common stock of GPN. Immediately prior to the merger, the common stock of DMRX was reduced by a one for five reverse split.

At the time of the merger DMRX had 766,117 shares outstanding. By virtue of the merger, the shareholders of GPN - Nevada acquired 10,100,123 shares of DMRX. The total issued, outstanding, and committed shares of the combined entities subsequent to the merger was 10,866,240 shares. Since DMRX's operations from December 2, 1999 through the date of acquisition were insignificant, a pro forma consolidated balance sheet and consolidated statement of operations as of and for the period ended March 31, 2000 are not presented here.

Equity  Transactions
--------------------

In April 2000, the Company completed its PPM 2000 by selling 17,650 shares of its common stock for $66,187.

In May 2000, the Company purchased 200,000 shares of its free trading common stock for $300,000 in a privately negotiated transaction.

Subsidiaries
------------

In April 2000, the Company provided its initial funding of $200,000 for its majority-owned subsidiary GoBizNow.com. The Company commenced a private placement memorandum selling a maximum of 300,000 shares of common stock at $1.75. As of June 16, 2000, GoBizNow.com sold approximately 60,000 shares of common stock for $105,000.

In May 2000, the Company incorporated its subsidiary GPN Securities, Inc. The Company intends to operate GPN Securities, Inc. as a broker dealer in order to provide funding and other financial services to its customers.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To  the  Board  of  Directors
DermaRx  Corporation

We have audited the accompanying balance sheet of DermaRx Corporation as of February 29, 2000, and the related statements of operations, changes in stockholders' (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DermaRx Corporation as of February 29, 2000, and the results of its operations, its changes in stockholders' (deficit) and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the accompanying financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Miller and McCollom

Miller  and  McCollom
Certified  Public  Accountants
7400  West  14th  Avenue,  Suite  10
Lakewood,  CO  80215

April  21,  2000

                                 Paul C. Roberts
                           Certified Public Accountant
                                800 Bedford Road
                            Pleasantville, NY  10570

                          INDEPENDENT AUDITOR'S REPORT


To  the  Board  of  Directors  and  Shareholders
DermaRx,  Inc.

I have audited the accompanying balance sheet of DermaRx, Inc. at February 28, 1999, and the related statements of operations, changes in common stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DermaRx, Inc. at February 28, 1999, and the results of its operations and its cash flows for them ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's past default on certain loan agreements, recurring losses, and past deficiencies in working capital raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                             /s/ Paul C. Roberts

                                             Paul  C.  Roberts
                                             Certified  Public  Accountants

Pleasantville,  New  York
June  14,  1999
                                       F-19

                               DERMARX CORPORATION
                                 BALANCE SHEETS
                                     ASSETS




                                                             February 29, 2000    February 28, 1999
                                                             -------------------  -------------------

Current assets:
 Cash and cash equivalents                                   $            1,408        $          22
 Accounts receivable - trade                                                565                5,459
 Inventory - finished goods (Note 10)                                     8,673               39,899
 Other receivables (less allowance for doubtful
 accounts, $25,000 in 2000 and $0 in 1999                                     -               31,520
                                                              -----------------    -----------------
 Total current assets                                                    10,646               76,900

Property and equipment:
 Equipment, net of accumulated depreciation of
 $18,542 in 2000 and $17,357 in 1999                                      1,762                2,948

Other assets:
 Patents, net of accumulated amortization of
 $66,461 in 2000 and $57,598 in 1999                                     84,230               93,093
                                                               ----------------     ----------------
 Total assets                                                $           96,638        $     172,941
                                                             ==================      ===============
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Notes payable                                               $          190,950        $     175,950
 Notes payable - related party                                           25,000               50,000
 Accrued interest - notes payable                                        40,625               17,601
 Accrued interest - notes payable, related party                          3,125               14,301
 Accounts payable and accrued expenses                                   31,601               28,464
 Accrued compensation                                                   143,333              143,333
 License agreement deposit                                               22,500                    -
 Other loans payable                                                     17,500                    -
                                                               ----------------     ----------------
 Total current liabilities                                              474,634              429,649
                                                               ----------------     ----------------
Commitments and contingent liabilities (Note 8)
Redeemable Preferred Stock Note
     Preferred Stock $.10 par value  800 shares authorized
     None issued in 1999 or 2000
Common stockholders' (deficit): (Notes 6, 11 and 12)
 Common stock, $.05 par value:  12,000,000
 shares authorized; 399,961 shares issued
 and outstanding in 1999 and 419,961
 shares in 2000                                                          20,998               19,998
 Additional paid-in capital                                           4,608,610            4,604,980
 Accumulated (deficit)                                               (5,007,604)          (4,881,686)
                                                                ----------------      ---------------
 Total stockholders' (deficit)                                         (377,996)            (256,708)

 Total liabilities and stockholders' (deficit)               $           96,638        $      172,941
                                                                =================      ===============

          See accompanying auditors' reports and notes to financial statements.

                               DERMARX CORPORATION
                            STATEMENTS OF OPERATIONS
                                   YEAR ENDED



                                        February 29, 2000    February 28, 1999
                                        -------------------  -------------------

Revenues
  Sales, net discounts                  $           18,048   $          121,262
  Cost of goods sold                                (4,420)             (18,252)
                                        -------------------  -------------------
  Gross profit                                      13,628              103,010
                                        -------------------  -------------------
Expenses
  General and administrative                        97,101              279,428
  Write-down of inventory ( Note 10)                30,957               98,465
  Research and development                               -               30,000
                                         -----------------   -------------------
                                                   128,058              407,893
                                         -----------------    ------------------
  (Loss) from operations                          (114,430)            (304,883)

  Other income (expense)
  Interest income                                      360                   48
  Interest expense                                 (11,848)             (25,605)
                                         ------------------   ------------------
  Net (loss)                            $         (125,918)  $         (330,440)
                                        ===================  ===================
  Net (loss) per common share           $            (0.31)  $            (0.86)
                                        -------------------  -------------------
  Weighted average shares outstanding              401,627              383,134
                                        ===================  ===================

           See accompanying auditors' reports and notes to financial statements.
                                           F-21

                               DERMARX CORPORATION
               STATEMENTS OF COMMON STOCKHOLDERS' EQUITY (DEFICIT)
           FOR THE YEARS ENDED FEBRUARY 28, 1999 AND FEBRUARY 29, 2000

                                  COMMON STOCK

                                                  Par       Additional Paid-    Accumulated
                                      Shares      Value      in Capital         Deficit       Total
                                      -------  -----------  -----------        ------------   --------
Balance
February 28, 1998                     347,048  $    17,352  $ 4,474,030         $(4,551,246)  $ (59,864)
Shares issued in private placements    24,720        1,236       60,564                   -      61,800
Shares issued in connection with
   conversion of notes payable          7,466          373       18,293                   -      18,666
Shares issued for services and              -
   accrued expenses                    20,727        1,036       51,723              52,759
Net (loss)                                  -            -            -            (330,440)   (330,440)
                                      -------  -----------  -----------         ------------  ----------


Balance
February 28, 1999                     399,961  $    19,998  $ 4,604,610         $(4,881,686)  $(257,078)

Shares issued for legal fees           20,000        1,000        4,000               5,000
                                            -            -
Net (loss)                                  -            -            -            (125,918)   (125,918)
                                      -------  -----------  -----------         ------------  ----------

Balance
February 29, 2000                     419,961  $    20,998  $ 4,608,610         $(5,007,604)  $(377,996)
  ____________                        _______   __________   __________          __________  ============

           See accompanying auditors' reports and notes to financial statements.

                               DERMARX CORPORATION
                            STATEMENTS OF CASH FLOWS
              YEARS ENDED FEBRUARY 29, 2000, AND FEBRUARY 28, 1999

                                                                 2000                                    1999
                                                           --------------------          ------------------------------



Cash flows from operating activities:
 Net (loss)                                                    $ (125,918)                         $    (330,440)
 Adjustments to reconcile net (loss) to net cash (used)
 by operating activities:
 Expenses paid by issuance of stock                                 5,000                                 52,759
 Discount on notes amortized                                            0                                 13,095
 Depreciation                                                       1,185                                  4,831
         Amortization of patents                                    8,863                                  8,863
 Changes in assets and liabilities:
 Decrease in accounts receivable                                    5,164                                 11,341
 Decrease in other receivables                                     31,250                                      0
         Decrease in inventory including inventory write-off       31,226                                 89,217
 Decrease in prepaid expenses                                           0                                  1,487
 (Increase) decrease in other assets                                    0                                (28,000)
 Increase in accounts payable, accrued interest
 and accrued expenses                                              14,616                                 44,925
 Increase in license agreement deposit                             22,500
                                                                ----------                        ---------------
 Net cash (used) by operating activities:                          (6,114)                              (131,922)
                                                               ------------                        --------------

Cash flow from investing activities:                                    0                                      0



 Proceeds from issuance of common stock                                 0                                62,000
 Proceeds from debt obligations                                    50,000                                10,000
 Repayment of debt obligations                                    (50,000)                              (11,000)
 Proceeds from other loans                                          7,500                                     0
                                                              ------------
Net cash provided by financing activities:                          7,130                                61,000
                                                               ------------                        -------------
                                                                       -                                     -

Net increase (decrease) in cash and cash equivalents                1,386                               (70,900)

Cash and cash equivalents, beginning of year                           22                                70,922
                                                               -------------                       ---------------

Cash and cash equivalents, end of year                         $    1,408                           $        22
                                                               ---------------                     ----------------

Interest paid                                                  $   11,848                           $    22,605
                                                               ===============                      ================
Income Taxes paid                                              $        0                           $         0
                                                               ================                     =================

   See accompanying auditors' reports and notes to financial statements.

                               DERMARX CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

DESCRIPTION  OF  BUSINESS

The Company was organized on June 4, 1985, under the name Vocaltech, Inc. On December 11, 1992, the Company changed its name to Innotek, Inc. and on January 24, 1995, again changed its name to DermaRx, Inc (Company). The Company is engaged in the development and sale of proprietary, non-prescription wound and skin care products to retailers, hospitals, nursing homes and home health care. A wholly-owned subsidiary, Dermedics, Inc. was inoperative during the years ended February 29, 2000, and February 28, 1999.

REVENUE  RECOGNITION

The Company recognizes sales and the related costs of sales upon shipment of goods.

DEPRECIATION  AND  AMORTIZATION

Property  and  equipment  are  reflected  at  cost.

Property and equipment are being depreciated over estimated useful lives of five years, principally using the straight-line method for both book and tax reporting purposes. Patents are being amortized using the straight-line method over a period of ten to seventeen years. Depreciation expense on property and equipment for 2000 and 1999 respectively were $ 1,185 and $4,831.

(LOSS)  PER  SHARE

(Loss) per share is computed on the basis of the weighted-average number of common shares outstanding during the periods. The weighted-average number of shares of common stock does not include common equivalent shares for the assumed exercise of the common stock options and warrants, as the effect would be antidilutive.

CASH  AND  CASH  EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

INTANGIBLES
Intangibles are stated at amortized costs. Amortization is computed using the straight-line method over the estimated useful lives of the assets.

ESTIMATED  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS
The carrying value of cash, trading accounts receivable, accounts payable, accrued liabilities and amounts due related parties reflected in the financial statement approximates fair value due to the short-term maturity of the instruments.

                               DERMARX CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED

USE  OF  ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVENTORY

Inventory is valued at the lower of cost or market, with cost determined by the first in, first out (FIFO) method.

COMPREHENSIVE  INCOME

The Company adopted Statement of Financial Accounting Standards ("FAS") No. 130, "Reporting Comprehensive Income" FAS No. 130 requires that the components and total amounts of comprehensive income be displayed in the financial statements beginning in 1998. Comprehensive income includes net income and all changes in equity during a period that arise from nonowner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. The Company does not have any components of comprehensive income other than net income.

NOTE  2  -  OPERATING  RESULTS  AND  MANAGEMENT'S  PLANS

The Company has had recurring operating losses of $ 125,918 in 2000 and $ 330,440 in 1999 , has been in default of certain debt agreements and has had deficiencies in working capital of $463,988 in 2000 and $352,749 in 1999 which raise doubt about the Company's ability to continue as a going concern.

During the year ended February 29, 2000, the Company attempted to raise capital and entered into an acquisition agreement described in Notes 12 and 13.

                               DERMARX CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000
NOTE  3  -  SEGMENT  INFORMATION
On December 31, 1998, the Company adopted Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related
Information: ("SFAS 131"). The new rules revise established standards for public companies relating to the reporting of financial and descriptive information about their business segments and their enterprise-wide operations. The Company operates in one segment, and one geographic area.

NOTE  4  -  LONG  TERM  DEBT

During the year ended February 28, 1995, the Company raised $315,500 in a private placement by issuance of three year notes which bear interest at a rate of 6% per annum. In connection with the issuance of the notes, the Company issued 25,240 shares of its common stock to the noteholders. During the year ended February 28, 1996, holders of $230,500 of the notes plus interest accrued thereon converted to common stock of the Company. Of this amount $140,500 was converted by officers and directors of the Company. During the year ended February 28, 1999, holders of $10,000 of the notes, plus accrued interest thereon, converted into 7,467 shares of common stock of the Company. Aggregate maturities of past due notes payable at February 29, 2000, are as follows:






Fiscal Year                Amount
------------------------  ----------

 2000                     $ 215,950
 Less:  Current Portion    (215,950)
                          ----------
                          $       -
                          ==========


NOTE  5  -  INCOME  TAXES

The Company has changed its method of accounting for income taxes to comply with the provisions of SFAS No. 109, Accounting for Income Taxes. This accounting change had no significant impact on the Company's financial statements.

As of February 28, 2000, the Company has net operating loss carry forwards of approximately $4,675,000 for both financial statement and income tax purposes which expire in the years 2001 through 2015, and unused research and development credits of $21,000 which expire in 2001. The Company has provided a full valuation reserve against the benefit of the net operating loss and unused R&D Credits due to uncertainty regarding its ability to use them. A change in ownership of more than 50% of the Company could reduce or eliminate the Companies ability to utilize those loss carryovers.

               Deferred  Tax  Assets                    $  1,850,000
               Loss  Valuation  Allowance                  1,850,000
                                                        -------------
               Net  Deferred  Tax  Assets               $          -
                                                        =============

                               DERMARX CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000

NOTE  6  -  REDEEMABLE  CONVERTIBLE  PREFERRED  STOCK

The Company has authorized 800 shares of $.10 par value Series A 14% convertible preferred stock. The holders of the Series A preferred stock are entitled to 15 votes per share on all matters submitted to a vote of the common shareholders and are entitled in liquidation to share price plus all accrued and unpaid dividends. No preferred stock shares were outstanding as of February 29, 2000, or February 28, 1999.

NOTE  7  -  COMMON  STOCK

During October 1999, the Company had a 5 to 1 reverse stock split of its $.05 par value stock. On March 6, 2000, the Company had a second 5 for 1 reverse stock split. In accordance with SAB 83, the financial statements and footnote disclosure reflect the reverse stock split for all reporting periods.

During the year ended February 28, 1999, the Company issued 24,720 shares of common stock for net proceeds of $62,000.

During the year ended February 28, 1999, the Company issued 20,725 shares of common stock for services and conversion of accrued expenses.

During the year ended February 29, 2000, the Company issued 20,000 shares of common stock for legal services.

NOTE  8  -  STOCK  WARRANTS

In July 1990, the Company issued warrants to purchase 19,048 shares of common stock of the Company at $3.15 per share that expired August 1, 1994. These warrants were issued along with convertible debentures. During the fiscal year ended February 28, 1992, the debentures were in default. As consideration to waive the default, the Company extended the date of expiration for five years to August 1, 1999. None of the warrants were exercised before expiration and all had expired prior to February 29, 2000.

NOTE  9  -  COMMITMENTS  AND  CONTINGENCIES

In April 1, 1999, The Company filed a lawsuit against a former officer and director and against a former business manager. Although the Company believes its claims to be meritorious, however, the ultimate outcome of the suit cannot be determined.

The  Company  does  not  have  any  outstanding  lease  obligations.

The Company has commitments and contingencies in connection with the Shell Acquisition Agreement described in Note 11.

                               DERMARX CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000

NOTE10  -  MAJOR  CUSTOMERS

For the years ended February 29, 2000, and February 28, 1999, there were three customers, who accounted for more than ten percent of the Company's sales of its non-prescription products. The Company has suspended its direct sales efforts after February 29, 2000. See licensing agreement in Note 13.

NOTE  11  -  WRITE-DOWN  OF  INVENTORY

During the years ended February 29, 2000, and February 28, 1999, the Company wrote down its inventory reflecting decline in value by $30,957 in 2000 and $98,465 in 1999.

NOTE  12  -  SHELL  ACQUISITION  AGREEMENT

As of February 29, 2000, the Company entered into an agreement whereby shareholders owning or representing not less than 51% of the Company's shares agreed to sell their shares to the acquiring party. The agreement's terms, among others, provided that the existing business of the Company be transferred to a subsidiary of the Company with a subsequent spin-off of such subsidiary to the company's existing shareholders prior to the acquisition.

Other requirements directly related to the Company, its officers and directors, and to its shareholders were included in the agreement.

NOTE  13  -  SUBSEQUENT  EVENTS

On  March  6,  2000,  the  Board  of  Directors  approved  and later approved by shareholders, an amendment to the Company's Certificate of Incorporation to change the name of the Company from DermaRx Corporation to GoPublicNow.com, Inc. The Company also authorized an increase in the capital stock to 110,000,000 shares from 12,000,000 shares and to change its par value from $.05 per share to $.001 per share. An added class of 10,000,000 shares of preferred stock, par value $.001, was also authorized.

Subsequent to the above-mentioned stock split, the Company registered the issuance of 346,100 shares of the new par value stock under a salary reimbursement plan and legal services agreement.

                               DERMARX CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000

NOTE  13  -  SUBSEQUENT  EVENTS,  CONTINUED

In connection with arrangements resulting under the acquisition agreement, a substantial portion of liabilities existing at February 29, 2000, have been paid or settled.


NOTE  14  -  LICENSING  AGREEMENT

Effective March 1, 2000, the Company entered into a licensing agreement for the selling of its skin care products. A fee deposit of $22,500 was received during February, 2000. The balance of a $50,000 total non-refundable fee was received subsequent to February 29, 2000. The agreement provides for the amounts received by the Company to be paid for legal fees including the lawsuit described in Note 9. The license is for an initial term of three years with annual renewals so long as the licensee complies with the agreement. The annual licensing fee is to be 5% of net profits before taxes for the sale of designated skin products with a minimum of $20,000 annual fee after three years for renewing the license.

Pro  Forma  Financial  Information
----------------------------------

On April 6, 2000, DermaRx Corporation, a Delaware corporation, acquired all of the outstanding common stock of GoPublicNow.com, Inc., a Nevada corporation, in a businses combination described as a "reverse acquisition." For accounting purposes, the acquisition has been treated as the acquisition of DermRx by GoPublicNow.com.

Immediately prior to the acquisition, DermaRx had 750,080 shares of common stock outstanding. As part of DermaRx's reorganization with GoPublicNow.com, DermaRx issued 10,326,123 shares of its common stock to the shareholders of GoPublicNow.com in exchange for 10,326,123 shares of GoPublicNow.com common stock. Immediately folowing the merger, DermaRx changed its name to GoPublicNow.com, Inc.

The operations of DermaRx had substantially ceased before the time of the acquisition and DermaRx had nominal assets and liabilities. The operations of DermaRx will not be continued by the surviving entity. GoPublicNow (Nevada) was incorporated in December 1999, and at the time of the acquisition had no revenue. In light of these facts and circumstances, disclosure of prior financial information in pro forma presentation is not deemed to be material to an understanding of future operations and accordingly no pro forma financial information is presented here. For an understanding of the prior financial information of GoPublicNow.com (Nevada) and DermaRx, please see the separate audited financial statements attached as exhibits to this Form 8-K/A. For an understanding of management's plans for the surviving entity, please see Form 8-K filed April 6, 2000.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

        GPN as the successor issuer has a fiscal year end of December 31. DMRX's fiscal year was February 28. GPN will retain its December 31 fiscal year end.


EXHIBITS

*3.1     Articles  of  Incorporation  of  the  Company,  as  amended

*3.2     Bylaws  of  the  Company

*3.3 Articles and Agreement of Merger of GoPublicNow.com, Inc. into DermaRx Corporation

*3.4     Certificate of Merger of GoPublicNow.com, Inc. into
         DermaRx Corporation

10.1     Shell Acquisition Agreement dated February 24, 2000
-----
*Previously filed

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GOPUBLICNOW.COM,  INC.

                                              /s/  Bruce  A.  Berman
                                              ----------------------------------
                                              President  and  Chief  Executive
                                              Officer

Date:  JUNE 19,  2000